Exhibit 99.1

REPORT OF FACTUAL FINDINGS ON

AGREED-UPON PROCEDURES

John Rauschkolb

General Manager

Banco La Hipotecaria, S.A.

Patrick Regan

Managing Director

Brean Capital, LLC

Justin Andrews

Associate Director, Small & Medium Enterprise Finance

Overseas Private Investment Corporation

We have performed the procedures agreed-upon with La Hipotecaria, S.A. de C.V. (“the Company”) listed below with respect to the mortgage loan portfolio of La Hipotecaria, S.A. de C.V. to be transferred to establish the Thirteenth Mortgage Backed Notes Trust. Our engagement was undertaken in accordance with the International Standard on Related Services applicable to agreed-upon procedures engagements. The procedures were performed solely to assist the Company in connection with the mortgage loan portfolio as of June 30, 2016 and August 31, 2016 to be transferred to the Thirteenth Mortgage Backed Notes Trust.

Following are the procedures performed and our findings:

Using KPMG Sampling Methodology, we selected a sample from the database of the mortgage loan portfolio as of June 30, 2016 (a sample of 93 loans out of a total of 1,396) and August 31, 2016, (a sample of 85 loans out of a total portfolio of 1,275) and applied the following procedures:

1.	Validate the following information against the original loan file documentation: Loan Number, Date of Disbursement, Original Interest Rate, Original Amortization in Number of Months, Original Total Monthly Payment, Appraised Value for Used Homes and Original (LTV).

Findings: no exceptions to report.

2.	Validate the following information against the copy of the final mortgage deed: Debtors General Information, Original Mortgage Amount, Original Purchase Price of the Home, and the Original Principal and Interest Payment.

Findings: no exceptions to report.

Banco La Hipotecaria, S.A., Brean Capital, LLC.

and Overseas Private Investment Corporation

September 7, 2016

3.	Validate the following information against the Company’s information systems: Current Loan Balance, Current Interest Rate, Current Principal and Interest Payment, Past Due Amounts and Delinquency Status.

Findings: no exceptions to report.

4.	Verify the mathematical accuracy of calculations contained in the Loan Tape.

Findings: no exceptions to report.

The loan tape dated August 31, 2016 provided by the Company is attached as Schedule 1 and a list of the sampled loans selected from the loan tape is attached as Schedule 2

5.	Validate the following information as it is found in the original loan approval report contained in the original loan file: Original Mortgage-Debt payment to Total Family Income Ratio and Original Total Debt payment to Family Income Ratio.

Findings: no exceptions to report.

6.	Validate the following information against the Company’s information systems: Current Form of Payment of First and Second Debtor, Life Insurance Company, Amount of Life Insurance, Fire and Casualty Insurance Company, Amount of Fire and Casualty Insurance, Unemployment Insurance Company, Amount of Unemployment Insurance.

Findings: no exceptions to report.

7.	Validate that the amount of the Life Insurance is equal to or exceeds the loan amount.

Findings: no exceptions to report.

8.	Validate that the amount of fire and casualty insurance is equal to or exceeds 80% of the appraised value of the property or is equal 100% of the replacement value of the property, that guarantees the mortgage loan.

Findings: no exceptions to report.

9.	In the cases where it is represented that the Debtors are insured with Unemployment Insurance, verify that the amount of Unemployment Insurance provides for up to 12 monthly payments during the life of the mortgage loan in the event of a claim.

Findings: no exceptions to report.

10.	Validate the following information against the Company’s information systems: Current Loan Balance, Current Interest Rate, Current Principal and Interest Payment, Past Due Amounts and Delinquency Status.

Findings: no exceptions to report.

* * * * * * * * * * *

In accordance with the Company’s subsequent instructions, we did not perform procedures 11 through 14 contained in our agreed-upon procedures engagement letter.

Banco La Hipotecaria, S.A., Brean Capital, LLC.

and Overseas Private Investment Corporation

September 7, 2016

Because the procedures listed above do not constitute either an audit or a review made in accordance with International Standards on Auditing or International Standards on Review Engagements, we do not express any assurance on the mortgage loan portfolio as of August 31, 2016 that is to be transferred to establish the Thirteenth Mortgage Backed Notes Trust.

Had we performed additional procedures, other matters might have come to our attention that would have been reported to you and we have no obligation to apply procedures in addition to those listed above.

This report is for the exclusive use of La Hipotecaria, S.A. de C.V., Banco La Hipotecaria, S.A., Brean Capital, LLC, and Overseas Private Investment Corporation, and only those entities are authorized to use our report. Those persons who have not agreed to the procedures and have not assumed responsibility for the adequacy of those procedures for their purposes, may not make use of this report. Our report is solely for your information and for the purpose set forth in the first paragraph above and is not to be used for any other purpose.

/s/ George M. Scanlan

George M. Scanlan

Partner

KPMG, S.A.

September 7, 2016

San Salvador, El Salvador